Exhibit 10.1

SECOND LOAN MODIFICATION AGREEMENT

This Second Loan Modification Agreement (this “Loan Modification Agreement’) is entered into as of April 23, 2010 by and among (a) SILICON VALLEY BANK, a California corporation with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 (“Bank”), and (b) ENERNOC, INC., a Delaware corporation (“EnerNOC”), and ENERNOC SECURITIES CORPORATION, a Massachusetts corporation (“EnerNOC Securities”) (hereinafter, EnerNOC and EnerNOC Securities are jointly and severally, individually and collectively, referred to as “Borrower”).

1.             DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of August 5, 2008, evidenced by, among other documents, a certain Loan and Security Agreement dated as of August 5, 2008 between Borrower and Bank, as amended by that certain First Loan Modification Agreement dated as of May 29, 2009 between Borrower and Bank (collectively, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.             DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement. The Loan Agreement, together with any other loan documents entered into by Borrower pursuant to which collateral security has been or will be granted to Bank, are referred to herein as the “Security Documents”; the Security Documents, together with all other documents evidencing or securing the Obligations are referred to herein as the “Existing Loan Documents”.

1.             DESCRIPTION OF CHANGE IN TERMS.

A.                                   Modifications to Loan Agreement.

1.                                       The Loan Agreement shall be amended by deleting the following text, appearing in Section 2.1.2(a) thereof, in its entirety:

“(a)         As part of the Revolving Line, Bank shall issue or have issued Letters of Credit for Borrower’s account.  Such aggregate amounts utilized hereunder shall at all times reduce the amount otherwise available for Advances under the Revolving Line.  The face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) may not exceed Thirty-Five Million Dollars ($35,000,000.00), inclusive of Credit Extensions relating to Sections 2.1.1, 2.1.3, 2.1.4 and 2.1.5.”

and inserting in lieu thereof the following:

“(a)         As part of the Revolving Line, Bank shall issue or have issued Letters of Credit for Borrower’s account.  Such aggregate amounts utilized hereunder shall at all times reduce the amount otherwise available for Advances under the Revolving Line.  The face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) may not exceed Fifty Million Dollars ($50,000,000.00), inclusive of Credit Extensions relating to Sections 2.1.1, 2.1.3, 2.1.4 and 2.1.5.”

2.                                       The Loan Agreement shall be amended by deleting the following text, appearing in Section 2.1.3 thereof, in its entirety:

“2.1.3     Foreign Exchange Sublimit.  As part of the Revolving Line, Borrower may enter into foreign exchange contracts with Bank under which Borrower commits to purchase from or sell to Bank a specific amount of

Foreign Currency (each, a “FX Forward Contract”) on a specified date (the “Settlement Date”).  FX Forward Contracts shall have a Settlement Date of at least one (1) FX Business Day after the contract date and shall be subject to a reserve of ten percent (10%) of each outstanding FX Forward Contract in a maximum aggregate amount equal to Three Million Five Hundred Thousand Dollars ($3,500,000.00) (such maximum shall be the  “FX Reserve”).”

and inserting in lieu thereof the following:

“2.1.3     Foreign Exchange Sublimit.  As part of the Revolving Line, Borrower may enter into foreign exchange contracts with Bank under which Borrower commits to purchase from or sell to Bank a specific amount of Foreign Currency (each, a “FX Forward Contract”) on a specified date (the “Settlement Date”).  FX Forward Contracts shall have a Settlement Date of at least one (1) FX Business Day after the contract date and shall be subject to a reserve of ten percent (10%) of each outstanding FX Forward Contract in a maximum aggregate amount equal to Five Million Dollars ($5,000,000.00) (such maximum shall be the  “FX Reserve”).”

3.                                       The Loan Agreement shall be amended by deleting the following text, appearing in Section 2.1.4 thereof, in its entirety:

“2.1.4     Cash Management Services Sublimit.  Borrower may use up to  Thirty-Five Million Dollars ($35,000,000.00), inclusive of Credit Extensions made pursuant to Sections 2.1.1, 2.1.2, 2.1.3 and 2.1.5, of the Revolving Line for Bank’s cash management services which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in Bank’s various cash management services agreements (collectively, the “Cash Management Services”).”

and inserting in lieu thereof the following:

“2.1.4     Cash Management Services Sublimit.  Borrower may use up to Fifty Million Dollars ($50,000,000.00), inclusive of Credit Extensions made pursuant to Sections 2.1.1, 2.1.2, 2.1.3 and 2.1.5, of the Revolving Line for Bank’s cash management services which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in Bank’s various cash management services agreements (collectively, the “Cash Management Services”).”

4.                                       The Loan Agreement shall be amended by deleting the following, appearing as Section 6.7(a) thereof, in its entirety:

“(a)         Quick Ratio. A Quick Ratio of at least (i) 1.85 to 1.0 for each month ending after the Effective Date through and including the month ending April 30, 2009, (ii) 1.40 to 1.0 for the month ending May 31, 2009, and (iii) 1.85 to 1.0 for the month ending June 30, 2009 and each month thereafter.”

and inserting in lieu thereof the following:

“(a)         Quick Ratio. A Quick Ratio of at least (i) 1.85 to 1.0 for each month ended after the Effective Date through and including the month ended April 30, 2009, (ii) 1.40 to 1.0 for the month ended May 31, 2009,

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(iii) 1.85 to 1.0 for the month ended June 30, 2009 through and including the month ended March 31, 2010, and (iv) 2.0 to 1.0 for the month ending April 30, 2010 and each month thereafter.  Notwithstanding the foregoing, Bank waives compliance with the foregoing Quick Ratio requirement for the months ending April 30, 2010 and May 31, 2010 provided that Borrower is in compliance at all times with the Minimum Cash covenant in Section 6.7(c).”

5.                                       The Loan Agreement shall be amended by deleting the following, appearing as Section 6.7(b) thereof, in its entirety:

“(b)         Tangible Net Worth.  To be tested as of the last day of each of Borrower’s fiscal quarters, Tangible Net Worth of at least (i) Seventy Million Dollars ($70,000,000.00) as of the quarters ending June 30, 2008, September 30, 2008 and December 31, 2008, (ii) Fifty-Five Million Dollars ($55,000,000.00) as of the quarter ending March 31, 2009, and (iii) Fifty Million Dollars ($50,000,000.00) as of the quarter ending June 30, 2009 and as of the last day of each quarter thereafter.  Notwithstanding the foregoing, the amount required in the prior sentence shall increase by an amount equal to fifty percent (50.0%) of the gross proceeds received by Borrower from the sale of its equity in financing transactions or the incurrence of Subordinated Debt after the Effective Date.”

and inserting in lieu thereof the following:

“(b)         Tangible Net Worth.  To be tested as of the last day of each of Borrower’s fiscal quarters, Tangible Net Worth of at least (i) Seventy Million Dollars ($70,000,000.00) as of the quarters ended June 30, 2008, September 30, 2008 and December 31, 2008, (ii) Fifty-Five Million Dollars ($55,000,000.00) as of the quarter ended March 31, 2009, (iii) Fifty Million Dollars ($50,000,000.00) as of the quarter ended June 30, 2009 through and including the quarter ended December 31, 2009, and (iv) One Hundred Million Dollars ($100,000,000.00) as of the quarter ended March 31, 2010 and as of the last day of each quarter thereafter.  Notwithstanding the foregoing, the amount required in the prior sentence shall increase by an amount equal to fifty percent (50.0%) of the gross proceeds received by Borrower from the sale of its equity in financing transactions or the incurrence of Subordinated Debt after the Effective Date.”

6.                                       The Loan Agreement shall be amended by inserting the following new section 6.7(c) entitled “Minimum Cash”, to appear immediately after section 6.7(b) thereof:

“(c)         Minimum Cash.  During the period commencing on April 30, 2010 through and including June 30, 2010, maintain at all times unrestricted cash and/or Cash Equivalents on deposit with Bank and/or SVB Securities of at least Twenty-Five Million Dollars ($25,000,000.00).”

7.                                       The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:

“              “Revolving Line” is an Advance or Advances in an aggregate amount of up to Thirty-Five Million Dollars ($35,000,000.00) outstanding at any time.”

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and inserting in lieu thereof the following:

“              “Revolving Line” is an Advance or Advances in an aggregate amount of up to Fifty Million Dollars ($50,000,000.00) outstanding at any time.”

8.                                       The Loan Agreement is hereby amended by deleting Exhibit B thereto in its entirety and substituting the Exhibit B in the form attached hereto as Schedule 1 therefor.

3.             FEES.  Borrower shall pay to Bank a modification fee equal to Fifty Thousand Dollars ($50,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

4.             PERFECTION CERTIFICATES.  EnerNOC has delivered an updated Perfection Certificate in connection with this Loan Modification Agreement (the “Updated Perfection Certificate” ) dated as of April 23, 2010, which Updated Perfection Certificate shall supersede in all respects that certain Perfection Certificate dated as of August 5, 2008 delivered by EnerNOC.  Borrower agrees that all references in the Loan Agreement to “Perfection Certificate” with respect to EnerNOC shall hereinafter be deemed to be a reference to the Updated Perfection Certificate. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in certain Perfection Certificate dated as of August 5, 2008 delivered by EnerNOC Securities and acknowledges, confirms and agrees the disclosures and information provided to Bank in the Perfection Certificate delivered by EnerNOC Securities have not changed, as of the date hereof.

5.             CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

6.             RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

7.             NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

8.             CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this  Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  No maker will be released by virtue of this Loan Modification Agreement.

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9.             JURISDICTION/VENUE.  Borrower accepts for itself and in connection with its properties, unconditionally, the exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth  of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth  of Massachusetts, then venue shall lie in Santa Clara County, California.  NOTWITHSTANDING THE FOREGOING,  THE BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH THE BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE THE BANK’S RIGHTS AGAINST THE BORROWER OR ITS PROPERTY.

10.           COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Loan Modification Agreement to be executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date above written.

BORROWER:

ENERNOC, INC.

By:	/s/ Timothy Weller
Name:	Timothy Weller
Title:	Chief Financial Officer and Treasurer

ENERNOC SECURITIES CORPORATION

By:	/s/ Timothy Weller
Name:	Timothy Weller
Title:	Treasurer

BANK:

SILICON VALLEY BANK

By:	/s/ Christopher Leary
Name:	Christopher Leary
Title:	Vice President

SCHEDULE 1

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	ENERNOC, INC. and ENERNOC SECURITIES CORPORATION

The undersigned authorized officer of ENERNOC, INC. and ENERNOC SECURITIES CORPORATION (individually and collectively, jointly and severally, “Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended, the “Agreement”), (1) Borrower is in complete compliance for the period ending                                with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.8 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.  Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Quarterly Financial Statements on Form 10-Q	Quarterly within 45 days	Yes No
Monthly Compliance Certificate	Monthly within 45 days	Yes No
Annual financial statements (CPA Audited) on 10-K together with an unqualified audited opinion	FYE within 90 days	Yes No
8-K, 10-Q and 10-K filings	Within 5 days after SEC filing	Yes No
A/R and A/P agings and statement of account balances	As requested by Bank	Yes No
Board projections	60 days after FYE	Yes No

Contracts entered into during month by Borrower restricting grant of security interest to Bank pursuant to Section5.2 of the Agreement:

Financial Covenant	Required	Actual	Complies

Quick Ratio (monthly)	: 1.0*	: 1.0	Yes No
Tangible Net Worth (quarterly)	$ **	$	Yes No
Minimum Cash (April 30, 2010 through June 30, 2010)	$25,000,000.00	$	Yes No

*As set forth in Section 6.7(a) of the Loan and Security Agreement.

**As set forth in Section 6.7(b) of the Loan and Security Agreement.

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)

ENERNOC, INC.	BANK USE ONLY
ENERNOC SECURITIES CORPORATION
Received by:
By:	AUTHORIZED SIGNER
Name:	Date:
Title:	Verified:
AUTHORIZED SIGNER

Date:
Compliance Status: Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

Dated:_________________

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall control.

I.              QUICK RATIO (Section 6.7(a))

Required:               2.00: 1.00 (1.40 : 1.0 at 5/31/09)

Actual:                        : 1.00

A.	Aggregate value of the unrestricted cash of Borrower	$

B.

Aggregate value of the net accounts receivable of Borrower plus unbilled amounts on Borrower’s balance sheet that are contractually owing to Borrower from PJM and that are payable within the next twelve (12) months in an amount not to exceed the lesser of (i) Thirty Five Million Dollars ($35,000,000.00) and (ii) sixty percent (60%) of Borrower’s unrestricted cash plus net accounts receivable.

$

C.

Marketable securities that are immediately available for sale (but specifically excluding any auction rate securities other than an amount equal to fifty percent (50.0%) of the value of the Permitted Auction Rate Securities up to One Million Four Hundred Fifty Thousand Dollars ($1,450,000.00))

$ $

D.	Quick Assets (the sum of lines A, B and C)

E.	Aggregate value of obligations and liabilities of Borrower to Bank, including Letters of Credit	$

F.	Quick Ratio (line D divided by line E)

Is line F equal to or greater than 2:00: 1.00 (1.40: 1.0 at 5/31/09)?

☐ No, not in compliance	☐ Yes, in compliance

II.            TANGIBLE NET WORTH (Section 6.7(b))

Required:	$ (see Section 6.7(b))

Actual:	$

Is Tangible Net Worth at least $                                     (see Section 6.7(b))?

☐ No, not in compliance	☐ Yes, in compliance

III.           MINIMUM CASH (Section 6.7(c))

Required:               $25,000,000.00 (April 30, 2010 through June 30, 2010, see Section 6.7(c))

Actual:                   $

Is Minimum Cash at least $25,000,000.00 (see Section 6.7(c))?

☐ No, not in compliance	☐ Yes, in compliance